UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2017

Jack Cooper Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333‑210698	26‑4822446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut Street, Suite 2400 Kansas City, Missouri	64106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 983‑4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

•Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

•Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.Regulation FD Disclosure.

Jack Cooper Enterprises, Inc. (“JCEI”) and Jack Cooper Holdings Corp. (“JCHC” and, together with JCEI, the “Company”) announced yesterday that the Company signed a definitive restructuring support agreement with an ad hoc group (the “Ad Hoc Group”) of holders of the JCHC 9.25% Senior Secured Notes due 2020 (the “JCHC Notes”) on the terms of a consensual restructuring transaction (the “JCHC Support Agreement”).  Pursuant to the terms of the JCHC Support agreement, the Company amended the terms of the offer to purchase (the “Amended Tender Offer”) any and all of the outstanding JCEI 10.50%/11.25% Senior PIK Toggle Notes due 2019 (the “JCEI Notes” and together with the JCHC Notes, the “Existing Notes”) for cash and a related solicitation of consents to amend the JCEI Notes and related indenture and to a general release and waiver of claims as well as the offer to exchange (the “Amended Exchange Offer” and, together with the Amended Tender Offer, the “Amended Offers”) any and all of the JCHC Notes for (a) cash and (b) warrants issued by JCEI exercisable for shares of Class B common stock of JCEI and a related solicitation of consents to amend the JCHC Notes and related indenture, release the collateral securing the JCHC Notes and consent to a general release and waiver of claims.  As previously announced, in conjunction with the Amended Offers, the Company is also soliciting votes (the “Plan Solicitation”) to accept a prepackaged plan of reorganization (the “Plan”).  The terms of the Amended Offers, Consent Solicitations and Plan Solicitation are described more fully in an Amended and Restated Offer to Purchase and Offering Memorandum and Disclosure Schedule Soliciting Acceptances of a Prepackaged Plan of Reorganization, dated as of June 15, 2017 (the “Offering Memorandum and Disclosure Statement”).

The Offering Memorandum and Disclosure Statement noted that June 14, 2017 is the Record Date for purposes of the Plan Solicitation and that the persons in whose name the Existing Notes are registered as of the Record Date are eligible to vote on the Plan.  The Company is making this disclosure to clarify that, to the extent Existing Notes are transferred on or after the Record Date and the holder of the Existing Notes who is the transferor had not previously executed and returned a ballot voting on the Plan, the right to vote on the Plan will also transfer with the Existing Notes to the transferee of such notes.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jack Cooper Holdings Corp.

Date: June 16, 2017	By:	/s/ Kyle Haulotte
Kyle Haulotte
Chief Financial Officer